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                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or officer of General Electric Company, a New York corporation (the "Company"), hereby constitutes and appoints Benjamin W. Heineman, Jr., Philip D. Ameen, and Robert E. Healing, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead in any and all capacities, to sign one or more Registration Statements under the Securities Act of 1933, as amended, on Form S-4 or such other form as such attorneys-in-fact, or any of them, may deem necessary or desirable, any amendments thereto, and all post-effective amendments and supplements to such registration statement, including amendments filed on Form S-8, for the registration of shares of Company common stock to be offered and sold in connection with the acquisition by the Company of Lunar Corporation, in such forms as they or any one of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that such Registration Statement or Registration Statements shall comply with the Securities Act of 1933, as amended, and the applicable Rules and Regulations adopted or issued pursuant thereto, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand this 23rd day of June, 2000.

           /s/ JOHN F. WELCH, JR.                           /s/ KEITH S. SHERIN
--------------------------------------------   --------------------------------------------
             John F. Welch, Jr.                               Keith S. Sherin
            Chairman of the Board                      Senior Vice President-Finance
  (Principal Executive Officer andDirector)            (Principal Financial Officer)

                             /s/ JAMES I. CASH, JR.
                   ------------------------------------------
                               James I. Cash, Jr.
                                    Director
                             /s/ SILAS S. CATHCART
                   ------------------------------------------
                               Silas S. Cathcart
                                    Director
                            /s/ DENNIS D. DAMMERMAN
                   ------------------------------------------
                              Dennis D. Dammerman
                                    Director
                                 /s/ ANN FUDGE
                   ------------------------------------------
                                   Ann Fudge
                                    Director
                            /s/ CLAUDIO X. GONZALEZ
                   ------------------------------------------
                              Claudio X. Gonzalez
                                    Director
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                                /s/ ANDREA JUNG
                   ------------------------------------------
                                  Andrea Jung
                                    Director
                             /s/ KENNETH G. LANGONE
                   ------------------------------------------
                               Kenneth G. Langone
                                    Director
                              /s/ SCOTT G. MCNEALY
                   ------------------------------------------
                                Scott G. McNealy
                                    Director
                             /s/ FRANK H. T. RHODES
                   ------------------------------------------
                               Frank H. T. Rhodes
                                    Director
                           /s/ DOUGLAS A. WARNER, III
                   ------------------------------------------
                             Douglas A. Warner, III
                                    Director